Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of ETELCHARGE.COM, INC., a Nevada corporation (the "Company”), does hereby certify with respect to the Quarterly Report of ETELCHARGE.COM, INC. on Form 10-QSB for the second quarter of 2007 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

(1) the 10-QSB/A Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of ETELCHARGE.COM, INC.

ETELCHARGE.COM, INC.

Date: August 10, 2007	By:	/s/ Robert M. Howe III

Chief Executive Officer

ETELCHARGE.COM, INC.

Date: August 10, 2007	By:	/s/ Michelle R. Sherman

Principal Financial Officer